UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394
                                   ----------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 06/30/06
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                    [GRAPHIC]
--------------------------------------------------------------------------------
                                                          JUNE 30, 2006
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SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION                 INTERNATIONAL
--------------------------------------------------------------------------------

              TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                    [GRAPHIC]

Not part of the semiannual report

Contents

IMPORTANT NOTICE TO SHAREHOLDERS ..........................................    1

SEMIANNUAL REPORT

Templeton Dragon Fund, Inc. ...............................................    2

Performance Summary .......................................................    7

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Annual Meeting of Shareholders ............................................   25

Dividend Reinvestment and Cash Purchase Plan ..............................   26

Shareholder Information ...................................................   28

--------------------------------------------------------------------------------

Important Notice to Shareholders

REPURCHASE PROGRAM

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program, which was originally implemented in October 1997. The Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.


                                           Not part of the semiannual report | 1

Semiannual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

China ............................................   46.4%
Hong Kong ........................................   25.7%
Taiwan ...........................................   17.6%
U.K ..............................................    4.0%
South Korea ......................................    1.4%
Short-Term Investments & Other Net Assets ........    4.9%

--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2006.

PERFORMANCE OVERVIEW

Templeton Dragon Fund posted cumulative total returns of +10.14% in market price terms and +6.81% in net asset value terms for the six months under review. You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


2 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

During the six months under review, regional economic growth remained robust. Despite efforts aimed at cooling China's overheated sectors, the economy grew 11.3% in second quarter 2006, higher than the 10.3% growth recorded in the first quarter. 1 As evidence of China's increasing role in the global market, the government projects its 2006 trade surplus to be between US$120 billion and US$130 billion, surpassing last year's US$102 billion. 2

In Hong Kong, gross domestic product (GDP) growth accelerated from 7.5% in fourth quarter 2005 from a year earlier to 8.2% in first quarter 2006 from a year earlier. 3 Key drivers included rising exports and consumer expenditures. Unemployment continued to decline, ending June 2006 at 5.0%. 3 The government budget registered its first surplus in eight years in the fiscal year ended March 2006 due to higher tax revenues and cost cutting measures.

Taiwan's economy grew 4.9% in first quarter 2006 from a year earlier. 4 This was lower than the 6.4% growth rate recorded in fourth quarter 2005 mainly due to high oil prices and rising credit card debt, which subsequently impacted consumer expenditures. 4 Relations between Taiwan and mainland China somewhat improved during the period as both sides agreed to develop trade links and increase mainland tourist flow to Taiwan.

For investors, 2006 began where 2005 left off -- on a wave of optimism. The markets had ample liquidity as fund flows remained strong. However, many global financial markets declined in early May as markets experienced substantial fund outflows triggered by U.S. inflationary pressures and increased uncertainty over the U.S. Federal Reserve Board's monetary policy.

In this environment, the Morgan Stanley Capital International (MSCI) China Index posted a +23.70% return in U.S. dollar terms as Chinese stocks held on to most of the strong gains recorded earlier in the period. 5 Political instability in Taiwan stemming from allegations of corruption against President Chen Shui-bian's government and family members led investors to be more cautious, while rising interest rates in the first part of the period adversely impacted

1.    Source: National Bureau of Statistics, China.

2.    Source: "World Watch: Briefly," WALL STREET JOURNAL ABSTRACTS, 6/27/06.

3.    Source: Census and Statistics Department, Hong Kong.

4.    Source: Directorate General of Budget, Accounting and Statistics, Taiwan.

5. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                           Semiannual Report | 3

TOP 10 HOLDINGS
6/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                   14.6%
  FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.                                             8.7%
  WIRELESS TELECOMMUNICATION SERVICES, CHINA
--------------------------------------------------------------------------------
China Petroleum and Chemical Corp., H                                     6.9%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H, ord. & 144A                                       6.8%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                         4.0%
  COMMERCIAL BANKS, U.K
--------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                  3.7%
  ELECTRIC UTILITIES, HONG KONG
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                               3.2%
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
China Construction Bank, H, ord. & 144A                                   2.9%
  COMMERCIAL BANKS, CHINA
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                                                    2.8%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
CNOOC Ltd., ord. & 144A                                                   2.7%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------

Hong Kong's stock market. However, improving market sentiment allowed both markets to end the reporting period with positive returns.

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

MANAGER'S DISCUSSION

During the six-month reporting period, the Fund's underweighted exposures to the telecommunication services and transportation sectors were among the largest contributors to performance relative to the MSCI China Index. 6 In telecommunications services, our underweighted positions in China Telecom and China Mobile benefited the Fund. No holdings in transportation companies such as China Shipping Containers, Zhejiang Expressway and China Shipping Development contributed to relative performance as these stocks underperformed the index.

Stock selection in food products further supported Fund performance. Within this industry, the Fund gained from its holding in Uni-President Enterprises, which is not part of the index, as the stock significantly outperformed the index during the period.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The transportation sector comprises air freight and logistics, airlines, and transportation infrastructure.


4 | Semiannual Report

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2006, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

Conversely, the Fund's overweighted exposures to the food and staples retailing industry and technology hardware and equipment sector negatively impacted performance relative to the index. 7 The Fund only held one food and staples retailing stock, Dairy Farm International Holdings, which declined during the period. Dairy Farm operates supermarkets, drugstores, convenience stores and restaurants in Asia and stands to benefit from the region's growing consumer demand. In technology hardware and equipment, the Fund's holdings in Acer and Asustek Computer, which are not part of the index, hampered Fund performance.

An underweighted position in the outperforming insurance industry also adversely affected relative performance. The Fund's underweighted allocation to China Life Insurance and lack of exposure to PICC Property & Casualty detracted from relative performance as these stocks recorded double-digit returns during the period. Seeking to take advantage of recent market volatility, which brought the stock to what we considered were more reasonable valuations, we increased the Fund's China Life Insurance holding.

During the period, the Fund also continued to invest in stocks we believed could benefit from global economic developments as well as in individual emerging markets. A dominant theme was sustained high commodity prices despite an oil price correction in May. Thus, the Fund significantly increased its exposure to energy stocks as we think these companies should benefit from higher revenues and greater earnings. 8 Key purchases included adding to PetroChina, a dominant player in the oil and gas exploration, development and production industry, and initiating a position in CNOOC, China's largest offshore oil and natural gas exploration and production company.

7. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, and semiconductors and semiconductor equipment in the SOI.

8. The energy sector comprises electric utilities; independent power producers and energy traders; and oil, gas and consumable fuels in the SOI.


                                                           Semiannual Report | 5

We also made substantial investments in the commercial banks and diversified telecommunication services industries. The financial sector's liberalization could unlock hidden value and allow banks to benefit from consumers' growing financial needs. Higher incomes and strong consumer demand should lead to greater use of telecommunication services, which could benefit the region's major service providers. We initiated a position in Bank of China, which had its initial price offering during the period and is one of the country's four largest commercial banks, and purchased additional shares of Chinatrust Financial Holding, a leading consumer bank in Taiwan, and China Telecom, a dominant telecommunication services provider in Southern China.

During the period, the Fund realized gains on selected Taiwan and Hong Kong stocks, thereby reducing exposure to those markets. Significant sales included shares of Hongkong and Shanghai Hotels, the owner and operator of eight hotels including Hong Kong's Peninsula Hotel; Hang Lung Group, a Hong Kong property developer; Acer, a major global PC market player; and Delta Electronics, a Taiwanese electronic equipment manufacturer.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO]       /s/ Mark Mobius

              Mark Mobius
              President and Chief Executive Officer -
              Investment Management
              Templeton Dragon Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 6/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
SYMBOL: TDF                                                  CHANGE         6/30/06        12/31/05
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.94          $22.74         $21.80
----------------------------------------------------------------------------------------------------
Market Price (NYSE)                                          +$1.45          $20.63         $19.18
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-6/30/06)
----------------------------------------------------------------------------------------------------
Dividend Income                             $0.3178
----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.0026
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                      $0.2290
----------------------------------------------------------------------------------------------------
         TOTAL                              $0.5494
----------------------------------------------------------------------------------------------------

PERFORMANCE

----------------------------------------------------------------------------------------------------
                                             6-MONTH         1-YEAR          5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1
    Based on change in NAV                    +6.81%         +22.03%        +164.02%       +200.32%
----------------------------------------------------------------------------------------------------
    Based on change in market price          +10.14%         +20.33%        +189.83%       +229.20%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 1
    Based on change in NAV                    +6.81%         +22.03%         +21.43%        +11.63%
----------------------------------------------------------------------------------------------------
    Based on change in market price          +10.14%         +20.33%         +23.72%        +12.66%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


                                                           Semiannual Report | 7

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


8 | Semiannual Report

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2006                       YEAR ENDED DECEMBER 31,
                                                     (UNAUDITED)      2005          2004          2003          2002         2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............    $  21.80       $  18.70      $  16.62      $   9.73      $   8.82     $   9.91
                                                     ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................        0.19           0.59          0.25          0.56          0.17         0.25
 Net realized and unrealized gains (losses) .....        1.30           3.28          2.39          6.75          0.81        (0.37)
                                                     ------------------------------------------------------------------------------
Total from investment operations ................        1.49           3.87          2.64          7.31          0.98        (0.12)
                                                     ------------------------------------------------------------------------------
Capital share repurchases .......................          --             --            --          0.14          0.10         0.01
                                                     ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................       (0.32)         (0.41)        (0.16)        (0.56)        (0.17)       (0.23)
 Net realized gains .............................       (0.23)         (0.36)        (0.40)           --            --           --
 Tax return of capital ..........................          --             --            --            --            --        (0.75)
                                                     ------------------------------------------------------------------------------
Total distributions .............................       (0.55)         (0.77)        (0.56)        (0.56)        (0.17)       (0.98)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ..................    $  22.74       $  21.80      $  18.70      $  16.62      $   9.73     $   8.82
                                                     ==============================================================================
Market value, end of period b ...................    $  20.63       $  19.18      $  17.47      $  17.99      $   8.92     $   7.49
                                                     ==============================================================================
Total return (based on market value
per share) c ....................................       10.14%         14.08%         0.36%       108.44%        21.22%       16.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............    $859,013       $823,243      $706,138      $626,959      $431,779     $429,889
Ratios to average net assets:
 Expenses .......................................        1.52% d,e      1.52% e       1.52% e       1.64% f       1.62%        1.54%
 Net investment income ..........................        1.70% d        2.92%         1.45%         4.57%         1.80%        2.58%
Portfolio turnover rate .........................        9.31%          8.84%        19.42%        29.91%        15.75%       70.94%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate was 1.78%.


                      Semiannual Report | See notes to financial statements. | 9

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 95.1%
    AIR FREIGHT & LOGISTICS 0.1%
    Sinotrans Ltd., H ........................................................          China          3,017,000     $    951,753
                                                                                                                     ------------
    AIRLINES 0.4%
    Air China Ltd., H ........................................................          China          8,850,000        3,703,477
                                                                                                                     ------------
    AUTO COMPONENTS 1.0%
    Cheng Shin Rubber Industry Co. Ltd. ......................................         Taiwan         10,208,938        8,941,514
                                                                                                                     ------------
    AUTOMOBILES 0.3%
  a Chongqing Changan Automobile Co. Ltd., B .................................          China          4,384,169        2,252,388
                                                                                                                     ------------
    CAPITAL MARKETS 0.8%
    Yuanta Core Pacific Securities Co. .......................................         Taiwan         10,769,290        7,119,972
                                                                                                                     ------------
    COMMERCIAL BANKS 11.8%
a,b Bank of China Ltd., H, 144A ..............................................          China         20,840,000        9,458,883
    China Construction Bank, H ...............................................          China          7,894,000        3,608,349
  b China Construction Bank, H, 144A .........................................          China         47,432,000       21,681,176
    Chinatrust Financial Holding Co. Ltd. ....................................         Taiwan         13,957,050       11,577,515
    HSBC Holdings PLC ........................................................     United Kingdom      1,968,955       34,504,597
    Mega Financial Holding Co. Ltd. ..........................................         Taiwan         27,217,000       20,138,318
                                                                                                                     ------------
                                                                                                                      100,968,838
                                                                                                                     ------------
    COMMUNICATIONS EQUIPMENT 0.4%
    D-Link Corp. .............................................................         Taiwan          3,277,239        3,574,047
                                                                                                                     ------------
    COMPUTERS & PERIPHERALS 3.0%
    Acer Inc. ................................................................         Taiwan          4,133,943        7,266,983
    Advantech Co. Ltd. .......................................................         Taiwan          1,768,514        5,070,303
    Asustek Computer Inc. ....................................................         Taiwan          3,171,863        7,790,386
    LITE-ON IT Corp. .........................................................         Taiwan          1,191,000        1,392,692
    Lite-On Technology Corp. .................................................         Taiwan          2,807,622        4,159,151
                                                                                                                     ------------
                                                                                                                       25,679,515
                                                                                                                     ------------
    CONSTRUCTION MATERIALS 0.2%
    Anhui Conch Cement Co. Ltd., H ...........................................          China          1,072,000        1,746,097
                                                                                                                     ------------
    DISTRIBUTORS 2.9%
    China Resources Enterprise Ltd. ..........................................          China         10,658,000       21,751,440
    Test-Rite International Co. Ltd. .........................................         Taiwan          5,227,963        3,432,171
                                                                                                                     ------------
                                                                                                                       25,183,611
                                                                                                                     ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.2%
    China Telecom Corp. Ltd., H ..............................................          China         32,240,000       10,378,106
                                                                                                                     ------------
    ELECTRIC UTILITIES 3.7%
    Cheung Kong Infrastructure Holdings Ltd. .................................        Hong Kong       11,060,000       31,970,874
                                                                                                                     ------------
    ELECTRICAL EQUIPMENT 0.7%
    BYD Co. Ltd., H ..........................................................          China          1,193,500        2,435,761
    Phoenixtec Power Co. Ltd. ................................................         Taiwan          3,632,945        3,703,823
                                                                                                                     ------------
                                                                                                                        6,139,584
                                                                                                                     ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
    Delta Electronics Inc. ...................................................         Taiwan          3,432,268        9,755,431
                                                                                                                     ------------


10 | Semiannual Report

Templeton Dragon Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  FOOD & STAPLES RETAILING 14.6%
  Dairy Farm International Holdings Ltd. .....................................        Hong Kong       39,811,578     $125,008,355
                                                                                                                     ------------
  FOOD PRODUCTS 1.3%
  Uni-President Enterprises Corp. ............................................         Taiwan         12,741,030       11,100,207
                                                                                                                     ------------
  HOTELS, RESTAURANTS & LEISURE 0.8%
  Fairwood Holdings Ltd. .....................................................        Hong Kong          121,000          101,270
  The Hongkong and Shanghai Hotels Ltd. ......................................        Hong Kong        5,788,838        6,410,220
                                                                                                                     ------------
                                                                                                                        6,511,490
                                                                                                                     ------------
  HOUSEHOLD DURABLES 0.6%
a TCL Multimedia Technology Holdings Ltd. ....................................          China         45,950,000        4,851,571
                                                                                                                     ------------
  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.3%
  Datang International Power Generation Co. Ltd., H ..........................          China         26,502,000       18,427,035
  Guangdong Electric Power Development Co. Ltd., B ...........................          China         13,956,700        6,882,791
  Huadian Power International Corp. Ltd., H ..................................          China          8,404,000        2,380,629
  Huaneng Power International, Inc., H .......................................          China          1,454,000          964,172
                                                                                                                     ------------
                                                                                                                       28,654,627
                                                                                                                     ------------
  INDUSTRIAL CONGLOMERATES 4.4%
  Citic Pacific Ltd. .........................................................          China          7,081,000       20,879,164
  LG Corp. ...................................................................       South Korea         174,970        5,136,142
  Shanghai Industrial Holdings Ltd. ..........................................          China          5,816,000       11,345,407
                                                                                                                     ------------
                                                                                                                       37,360,713
                                                                                                                     ------------
  INSURANCE 0.8%
  China Life Insurance Co. Ltd., H ...........................................          China          4,609,000        7,269,856
                                                                                                                     ------------
  IT SERVICES 0.4%
  Travelsky Technology Ltd., H ...............................................          China          2,837,000        3,251,115
                                                                                                                     ------------
  MACHINERY 2.1%
a China International Marine Containers (Group) Co. Ltd., B ..................          China          9,941,472       14,541,596
a Yungtay Engineering Co. Ltd. ...............................................         Taiwan          5,686,000        3,214,662
                                                                                                                     ------------
                                                                                                                       17,756,258
                                                                                                                     ------------
  METALS & MINING 0.1%
  Aluminum Corp. of China Ltd., H ............................................          China          1,028,000          761,104
  China Oriental Group Co. Ltd. ..............................................          China            392,000           88,834
                                                                                                                     ------------
                                                                                                                          849,938
                                                                                                                     ------------
  OFFICE ELECTRONICS 0.1%
  Kinpo Electronics Inc. .....................................................         Taiwan          1,526,700          577,786
                                                                                                                     ------------
  OIL, GAS & CONSUMABLE FUELS 16.9%
  China Petroleum and Chemical Corp., H ......................................          China        103,150,000       59,103,376
  China Shenhua Energy Co. Ltd., H ...........................................          China          2,400,500        4,435,439
  CNOOC Ltd. .................................................................          China         15,135,000       12,082,510
b CNOOC Ltd., 144A ...........................................................          China         14,270,000       11,391,967
  PetroChina Co. Ltd., H .....................................................          China         45,320,000       48,434,078
b PetroChina Co. Ltd., H, 144A ...............................................          China          9,200,000        9,832,160
                                                                                                                     ------------
                                                                                                                      145,279,530
                                                                                                                     ------------


                                                          Semiannual Report | 11

Templeton Dragon Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REAL ESTATE 5.2%
Cheung Kong (Holdings) Ltd. ..................................................        Hong Kong        2,575,000     $ 27,900,655
Hang Lung Group Ltd. .........................................................        Hong Kong        3,138,042        6,788,144
Henderson Investment Ltd. ....................................................        Hong Kong        4,554,000        7,798,799
Hongkong Land Holdings Ltd. ..................................................        Hong Kong          682,000        2,496,120
                                                                                                                     ------------
                                                                                                                       44,983,718
                                                                                                                     ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.6%
Elan Microelectronics Corp. ..................................................         Taiwan          2,059,491        1,014,841
Faraday Technology Corp. .....................................................         Taiwan            471,162          812,236
Samsung Electronics Co. Ltd. .................................................       South Korea          10,780        6,851,478
Sunplus Technology Co. Ltd. ..................................................         Taiwan          6,575,395        7,282,633
Taiwan Semiconductor Manufacturing Co. Ltd. ..................................         Taiwan         13,202,911       23,820,999
                                                                                                                     ------------
                                                                                                                       39,782,187
                                                                                                                     ------------
TEXTILES, APPAREL & LUXURY GOODS 0.6%
Tack Fat Group International Ltd. ............................................        Hong Kong       21,144,000        2,831,415
Tainan Enterprises Co. Ltd. ..................................................         Taiwan          1,864,460        2,318,443
                                                                                                                     ------------
                                                                                                                        5,149,858
                                                                                                                     ------------
TRANSPORTATION INFRASTRUCTURE 2.1%
Cosco Pacific Ltd. ...........................................................          China          3,354,000        7,428,045
Hainan Meilan International Airport Co. Ltd., H ..............................          China          2,994,000        1,542,037
Hopewell Holdings Ltd. .......................................................        Hong Kong        3,245,000        9,150,438
                                                                                                                     ------------
                                                                                                                       18,120,520
                                                                                                                     ------------
WIRELESS TELECOMMUNICATION SERVICES 9.6%
China Mobile (Hong Kong) Ltd. ................................................          China         13,122,000       75,018,097
Taiwan Mobile Co. Ltd. .......................................................         Taiwan          7,047,764        7,011,076
                                                                                                                     ------------
                                                                                                                       82,029,173
                                                                                                                     ------------
TOTAL COMMON STOCKS (COST $476,583,809) ......................................                                        816,902,109
                                                                                                                     ------------


12 | Semiannual Report

Templeton Dragon Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $40,264,762) 4.7%
  MONEY MARKET FUND 4.7%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.83% .......      United States     40,264,762     $ 40,264,762
                                                                                                                     ------------
  TOTAL INVESTMENTS (COST $516,848,571) 99.8% ................................                                        857,166,871
  OTHER ASSETS, LESS LIABILITIES 0.2% ........................................                                          1,846,518
                                                                                                                     ------------
  NET ASSETS 100.0% ..........................................................                                       $859,013,389
                                                                                                                     ============

a     Non-income producing for the twelve months ended June 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2006, the value of these securities was $52,364,186, representing 6.10% of net assets.

c The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by an affiliate of the Fund's investment manager. The rate shown is the seven-day yield at period end.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................   $476,583,809
  Cost - Sweep Money Fund (Note 7) ..............................     40,264,762
                                                                    ------------
  Total cost of investments .....................................   $516,848,571
                                                                    ============
  Value - Unaffiliated issuers ..................................   $816,902,109
  Value - Sweep Money Fund (Note 7) .............................     40,264,762
                                                                    ------------
  Total value of investments ....................................    857,166,871
 Cash ...........................................................      1,899,316
 Foreign currency, at value (cost $504,055) .....................        511,552
 Receivables:
  Investment securities sold ....................................        459,400
  Dividends .....................................................      1,191,136
                                                                    ------------
        Total assets ............................................    861,228,275
                                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................        905,842
  Affiliates ....................................................      1,009,859
 Accrued expenses and other liabilities .........................        299,185
                                                                    ------------
        Total liabilities .......................................      2,214,886
                                                                    ------------
           Net assets, at value .................................   $859,013,389
                                                                    ============
Net assets consist of:
 Paid-in-capital ................................................   $456,113,758
 Undistributed net investment income ............................      7,294,161
 Net unrealized appreciation (depreciation) .....................    340,332,003
 Accumulated net realized gain (loss) ...........................     55,273,467
                                                                    ============
           Net assets, at value .................................   $859,013,389
                                                                    ============
Shares outstanding ..............................................     37,770,115
                                                                    ============
Net asset value per share .......................................   $      22.74
                                                                    ============


14 | See notes to financial statements. | Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2006 (unaudited)

Investment income:
 Dividends:
  Unaffiliated issuers ............................................................   $13,366,004
  Sweep Money Fund (Note 7) .......................................................       465,951
 Interest .........................................................................         3,004
                                                                                      -----------
        Total investment income ...................................................    13,834,959
                                                                                      -----------
Expenses:
 Management fees (Note 3a) ........................................................     5,394,661
 Administrative fees (Note 3b) ....................................................       651,748
 Transfer agent fees ..............................................................        55,279
 Custodian fees (Note 4) ..........................................................       265,567
 Reports to shareholders ..........................................................        20,615
 Registration and filing fees .....................................................        18,142
 Professional fees ................................................................        95,666
 Directors' fees and expenses .....................................................        30,716
 Other ............................................................................         5,835
                                                                                      -----------
        Total expenses ............................................................     6,538,229
        Expense reductions (Note 4) ...............................................          (237)
                                                                                      -----------
           Net expenses ...........................................................     6,537,992
                                                                                      -----------
              Net investment income ...............................................     7,296,967
                                                                                      -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................    56,072,574
  Foreign currency transactions ...................................................       123,938
                                                                                      -----------
           Net realized gain (loss) ...............................................    56,196,512
                                                                                      -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................    (6,979,279)
  Translation of assets and liabilities denominated in foreign currencies .........         7,033
                                                                                      -----------
           Net unrealized depreciation ............................................    (6,972,246)
                                                                                      -----------
Net realized and unrealized gain (loss) ...........................................    49,224,266
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations ...................   $56,521,233
                                                                                      ===========


                     Semiannual Report | See notes to financial statements. | 15

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              ------------------------------------
                                                                                              SIX MONTHS ENDED
                                                                                                JUNE 30, 2006       YEAR ENDED
                                                                                                 (UNAUDITED)     DECEMBER 31, 2005
                                                                                              ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................    $  7,296,967       $ 22,190,984
  Net realized gain (loss) from investments and foreign currency transactions ..............      56,196,512         24,478,835
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...............................      (6,972,246)        99,408,549
                                                                                                -------------------------------
        Net increase (decrease) in net assets resulting from operations ....................      56,521,233        146,078,368
                                                                                                -------------------------------
 Distributions to shareholders from:
  Net investment income ....................................................................     (12,003,342)       (15,312,005)
  Net realized gains .......................................................................      (8,747,559)       (13,661,451)
                                                                                                -------------------------------
 Total distributions to shareholders .......................................................     (20,750,901)       (28,973,456)
                                                                                                -------------------------------
        Net increase (decrease) in net assets ..............................................      35,770,332        117,104,912
Net assets:
 Beginning of period .......................................................................     823,243,057        706,138,145
                                                                                                -------------------------------
 End of period .............................................................................    $859,013,389       $823,243,057
                                                                                                ===============================
Undistributed net investment income included in net assets:
 End of period .............................................................................    $  7,294,161       $ 12,000,536
                                                                                                ===============================


16 | See notes to financial statements. | Semiannual Report

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, closed-end investment company.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to


                                                          Semiannual Report | 17

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


18 | Semiannual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary.
Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 19

Templeton Dragon Fund, Inc.

2. CAPITAL STOCK

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program. Originally implemented in October 1997, the Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.

At June 30, 2006, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2006 and the year ended December 31, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)               Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       1.250%              Up to and including $1 billion
       1.200%              Over $1 billion, up to and including $5 billion
       1.150%              Over $5 billion, up to and including $10 billion
       1.100%              Over $10 billion, up to and including $15 billion
       1.050%              Over $15 billion, up to and including $20 billion
       1.000%              In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average weekly net assets of the Fund, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for subadministrative services.


20 | Semiannual Report

Templeton Dragon Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $2,565.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................   $517,751,504
                                                       ============

Unrealized appreciation ............................   $349,966,745
Unrealized depreciation ............................    (10,551,378)
                                                       ------------
Net unrealized appreciation (depreciation) .........   $339,415,367
                                                       ------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2006, aggregated $78,443,258 and $128,364,930, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 21

Templeton Dragon Fund, Inc.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. PREVIOUS LITIGATION

Pursuant to a settlement agreement which was announced on March 20, 2003, between the Fund and Harvard College, a former shareholder of the Fund, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management at the time (referred to collectively as "Harvard"), the Fund agreed to take, and the Board approved, the following actions, among other actions, which have already been carried out.

      o IN-KIND TENDER OFFERS--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement required the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund has also been required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

      o ADDITIONAL CASH TENDER OFFERS--If the SEC did not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provided that the Fund could, but was not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund did not conduct these tender offers, Harvard would be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund. The exemptive application was not received by March 26, 2004 and the Fund did not conduct any tender offers for the period ended June 30, 2006.

The settlement agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.


22 | Semiannual Report

Templeton Dragon Fund, Inc.

9. PREVIOUS LITIGATION (CONTINUED)

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, Inc., nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in August, 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."


                                                          Semiannual Report | 23

Templeton Dragon Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. FASB INTERPRETATION NO. 48

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Fund's financial statements.


24 | Semiannual Report

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida on May 19, 2006. The purpose of the meeting was to elect five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Gordon S. Macklin, David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Directors:

----------------------------------------------------------------------------------------------------------------
                                                 % OF          % OF                          % OF         % OF
                                              OUTSTANDING      VOTED                      OUTSTANDING     VOTED
TERM EXPIRING 2009:               FOR           SHARES         SHARES        WITHHELD       SHARES        SHARES
----------------------------------------------------------------------------------------------------------------
Gordon S. Macklin .......      28,430,969        75.27%        97.77%        648,348         1.72%         2.23%
David W. Niemiec ........      28,446,424        75.31%        97.82%        632,893         1.68%         2.18%
Frank A. Olson ..........      28,316,776        74.97%        97.38%        762,541         2.02%         2.62%
Robert E. Wade ..........      28,540,967        75.56%        98.15%        538,350         1.43%         1.85%
Term Expiring 2007:
Larry D. Thompson .......      28,425,782        75.26%        97.75%        653,535         1.73%         2.25%

* HARRIS J. ASHTON, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, EDITH E. HOLIDAY, CHARLES B. JOHNSON AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.


                                                          Semiannual Report | 25

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Depository Center, Inc., who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.


26 | Semiannual Report

Templeton Dragon Fund, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to Mellon Investor Services' web site at http://www.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                          Semiannual Report | 27

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures


28 | Semiannual Report

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance during 2005 and the previous ten years ended December 31, 2005, in comparison with a six-fund performance universe consisting of the Fund and all other non-leveraged closed-end Pacific region funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed that while the Fund's total return for 2005 was the fourth lowest of such group, its total return on an annualized basis was the highest in such group during each of the previous three-, five- and ten-year periods. In discussing this performance, management pointed out that the Fund's total return in net asset value terms during 2005 exceeded that of the Morgan Stanley Capital International China Index, which it believed was an appropriate basis of comparison in view of the Fund's focus on China related stocks. The Board was satisfied with the Fund's performance, noting that the Fund's 2005 total return exceeded 20% as shown in such Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a Lipper analysis of the management fees and total expense ratios of the Fund compared with those of a group of four other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such expense group. The Lipper management effective fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund's effective management fee rate to be the highest in its expense group, and the Fund's actual total expense ratio to be the second-highest in such


                                                          Semiannual Report | 29

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper expense group. The Board found such expenses to be acceptable noting that the Fund's total expense ratio of 1.547% was only slightly above the 1.543% median of its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at


30 | Semiannual Report

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board noted at the end of 2005 the Fund's net assets were approximately $823 million and that it had added a breakpoint to the Fund's investment advisory fee at the $1 billion level.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2005. Additionally, the Fund expects to file, on or about August 31, 2006, such certifications with its Form N-CSRS for the six months ended June 30, 2006.


                                                          Semiannual Report | 31

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                             Michigan 6
Arizona                             Minnesota 6
California 7                        Missouri
Colorado                            New Jersey
Connecticut                         New York 7
Florida 7                           North Carolina
Georgia                             Ohio 6
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 6                     Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06

                                               Not part of the semiannual report

     [LOGO](R)                  100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
    INVESTMENTS                 St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION

TEMPLETON DRAGON FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-680-6578 www.melloninvestor.com/isd

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTDF S2006 08/06

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.        N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004 and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date:  August 28, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date:  August 28, 2006



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date:  August 28, 2006